Northwestern Mutual Series Fund, Inc.

Inflation Protection Portfolio
Supplement Dated October 25, 2024 to the

Summary Prospectus for the Inflation Protection Portfolio Dated May 1, 2024
The following information supplements the Summary Prospectus for the Inflation Protection Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Inflation Protection Portfolio
Effective September 9, 2024, Stephen Bartolini has joined James Platz, Robert Gahagan, and Miguel Castillo as a co-portfolio manager for the Inflation Protection Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  James E. Platz, CFA, Vice President and Portfolio Manager, has served American Century as a portfolio manager since 2003 and has managed the Portfolio since 2008.
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1991 and has managed the Portfolio since 2007.
Miguel Castillo, Vice President and Portfolio Manager, has served American Century as a portfolio manager since 2014 and has managed the Portfolio since 2015.
Stephen Bartolini, CFA, Vice President and Portfolio Manager, has served American Century as a portfolio manager since 2024 and has managed the Portfolio since September 2024.”
Please retain this Supplement for future reference.